Exhibit 21.1

Subsidiary Name	State of Incorporation

A-Best Disposal, Inc.	OH
Ace Disposal Services, Inc.	OH
ADAJ Corporation	CA
Anderson Refuse Co., Inc.	IN
Anderson Solid Waste, Inc.	CA
Arc Disposal Company, Inc.	IL
Ariana, LLC	DE
Astro Waste Services, Inc.	ME
Atlas Transport, Inc.	CA
Barker Brothers Waste Incorporated	TN
Barker Brothers, Inc.	TN
Bay Collection Services, Inc.	CA
Bay Environmental Management, Inc.	CA
Bay Landfills, Inc.	CA
Bay Leasing Company, Inc.	CA
Berkeley Sanitary Service, Inc.	CA
Berrien County Landfill, Inc.	MI
BLT Enterprises of Oxnard, Inc.	CA
Bluegrass Recycling & Transfer Company	KY
Bom Ambiente Insurance Company	Cayman Islands
Bosman Bros., Inc.	IL
Calvert Trash Service Incorporated	MD
Calvert Trash Systems, Incorporated	MD
Capital Waste & Recycling, Inc.	NY
Coggins Waste Management, Inc.	NJ
Commercial Waste Disposal , Inc.	KY
Compactor Rental Systems of Delaware, Inc.	DE
Consolidated Disposal Service, LLC	DE
Continental Waste Industries — Gary, Inc.	IN
Continental Waste Industries, Inc.	DE
Covington Waste, Inc.	TN
Crockett Sanitary Service, Inc.	CA
CWI of Florida, Inc.	FL
CWI of Illinois, Inc.	IL
CWI of Missouri, Inc.	MO
CWI of Northwest Indiana, Inc.	IN
E & P Investment Corporation	IL
Envirocycle, Inc.	FL
Environmental Specialists, Inc.	MO
FLL, Inc.	MI
G.E.M. Environmental Management, Inc.	DE
Gilliam Transfer, Inc.	MO
Greenfield Environmental Development Corp.	DE

Subsidiary Name	State of Incorporation

Hanks Disposal, Inc.	IN
Honeygo Run Reclamation Center, Inc.	MD
Indiana Recycling, LLC	IN
Jamax Corporation	IN
K & K Trash Removal, Inc.	MD
Karat Corp.	NJ
L.R. Stuart and Son, Inc.	VA
McCusker Recycling, Inc.	PA
M-G Disposal Service, LLC	DE
Midwest Material Management, Inc.	IN
Noble Risley, Jr. & Sons, Inc.	IL
Northwest Tennessee Disposal Corp.	TN
Nove Investments I, LLC	CA
Oceanside Waste & Recycling Services	CA
Ohio Republic Contracts, II, Inc.	DE
Ohio Republic Contracts, Inc.	OH
Peninsula Waste Systems, LLC	MD
Perdomo & Sons, Inc.	CA
Perdomo/BLT Enterprises, LLC	CA
Potrero Hills Landfill, Inc.	CA
Prichard Landfill Corporation	WV
Raritan Valley Disposal Service Co., Inc.	NJ
Raritan Valley Recycling, Inc.	NJ
Reliable Disposal, Inc.	MI
Republic Acquisition Company	DE
Republic Dumpco, Inc.	NV
Republic Enivronmental Technologies, Inc.	NV
Republic Indiana Merger, LLC	DE
Republic Services Aviation, Inc.	FL
Republic Services Financial LP, Inc.	DE
Republic Services Financial, Limited Partnership	DE
Republic Services Holding Company, Inc.	DE
Republic Services of Arizona Hauling, LLC	AZ
Republic Services of California Holding Company, Inc.	DE
Republic Services of California I, LLC	DE
Republic Services of California II, LLC	DE
Republic Services of Canada, Inc.	Canada
Republic Services of Colorado Hauling, LLC	CO
Republic Services of Colorado I, LLC	CO
Republic Services of Florida GP, Inc.	DE
Republic Services of Florida LP, Inc.	DE
Republic Services of Florida, Limited Partnership	DE
Republic Services of Georgia GP, LLC	DE
Republic Services of Georgia LP, LLC	DE

Subsidiary Name	State of Incorporation

Republic Services of Georgia, Limited Partnership	DE
Republic Services of Indiana LP, Inc.	DE
Republic Services of Indiana Transportation, LLC	DE
Republic Services of Indiana, Limited Partnership	DE
Republic Services of Kentucky, LLC	KY
Republic Services of Maryland, LLC	MD
Republic Services of Michigan Hauling, LLC	MI
Republic Services of Michigan Holding Company, Inc.	DE
Republic Services of Michigan I, LLC	MI
Republic Services of Michigan II, LLC	MI
Republic Services of Michigan III, LLC	MI
Republic Services of Michigan IV, LLC	MI
Republic Services of Michigan V, LLC	MI
Republic Services of New Jersey II, LLC	DE
Republic Services of New Jersey, Inc.	NJ
Republic Services of New Jersey, LLC	DE
Republic Services of New York Hauling, LLC	NY
Republic Services of New York, Inc.	DE
Republic Services of North Carolina, LLC	NC
Republic Services of Ohio Hauling, LLC	OH
Republic Services of Ohio I, LLC	OH
Republic Services of Ohio II, LLC	OH
Republic Services of Ohio III, LLC	OH
Republic Services of Ohio IV, LLC	OH
Republic Services of Pennsylvania, LLC	DE
Republic Services of South Carolina, LLC	DE
Republic Services of Tennessee, LLC	DE
Republic Services of Virginia, LLC	VA
Republic Services of Wisconsin GP, LLC	DE
Republic Services of Wisconsin LP, LLC	DE
Republic Services of Wisconsin, Limited Partnership	DE
Republic Services Real Estate Holding, Inc.	NC
Republic Services Risk Management, Inc.	DE
Republic Services Vasco Road, LLC	DE
Republic Silver State Disposal, Inc.	NV
Republic Wabash Company	DE
Republic Waste Services of Louisiana, LLC	DE
Republic Waste Services of Texas GP, Inc.	DE
Republic Waste Services of Texas LP, Inc.	DE
Republic Waste Services of Texas, Ltd.	TX
RI/Alameda Corp.	CA
Richmond Sanitary Service, Inc.	CA
RITM, LLC	DE
RPB Services, LLC	NJ

Subsidiary Name	State of Incorporation

RS/WM Holding Company, LLC	DE
RSG Cayman Group, Inc.	DE
Rubbish Control, LLC	DE
Sandy Hollow Landfill Corp.	WV
Sanifill, Inc.	TN
Schofield Corporation of Orlando	FL
Solano Garbage Company	CA
South Trans, Inc.	NJ
Southern Illinois Regional Landfill, Inc.	IL
Suburban Sanitation Services, Inc.	AZ
Sunrise Disposal, Inc.	IN
Taormina Industries, LLC	DE
Tay-Ban Corporation	MI
Terre Haute Recycling, Inc.	IN
The LETCO Group, Limited Partnership	DE
Tri-County Refuse Service, Inc,	MI
Triple G Landfills, Inc.	IN
United Refuse Co., Inc.	IN
Victory Environmental Services, Inc.	DE
Victory Waste Incorporated	CA
W.R. Lalevee Realty Company, Inc.	NJ
Wabash Valley Development Corporation	IN
Wabash Valley Landfill Company, Ltd.	PA
Wabash Valley Refuse Removal Company, L.P.	IN
Water Recovery Systems, LLC	SC
West Contra Costa Energy Recovery Company	CA
West Contra Costa Sanitary Landfill, Inc.	CA
West County Landfill, Inc.	CA
West County Resource Recovery, Inc.	CA
Wilshire Disposal Services, Inc.	CA
Zakaroff Services	CA